This Supplement supersedes the identical supplement dated February 16, 2009, and filed on February 5, 2009, in order to establish that the effective date of the Supplement is March 2, 2009.

ALLSTATE FINANCIAL INVESTMENT TRUST

Allstate ClearTarget 2005 Retirement Fund
Allstate ClearTarget 2010 Retirement Fund
Allstate ClearTarget 2015 Retirement Fund

Supplement dated March 2, 2009 to the
Prospectus dated December 29, 2008

IMPORTANT NOTICE

The Supplement revises certain disclosure concerning the Allstate ClearTarget 2005 Retirement Fund, Allstate ClearTarget 2010 Retirement Fund and Allstate ClearTarget 2015 Retirement Fund (each a "Fund" and collectively, the "Allstate Funds") contained in the Allstate Financial Investment Trust Prospectus for the Class GA, Class GC and Class GI shares dated December 29, 2008 and should be read in conjunction with the Prospectus. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-877-663-3232.

The following replaces the similar tables in the section of the Prospectus captioned "Fees and Expenses of the Allstate Funds," subsection captioned "Annual Fund Operating Expenses (Expenses That Are Deducted from Fund Assets and Certificate Expense)" on pages 5 and 6:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS AND CERTIFICATE EXPENSE)

Each Fund's operating expense table shows the fees and expenses (including the pro rata share of expenses of the Underlying Portfolios) that you may pay if you buy and hold shares of a Fund.

Allstate ClearTarget 2005 Retirement Fund

	Operating Expenses
	Class GA	Class GC	Class GI
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Certificate Expense(a)	0.95%	0.95%	0.95%
Other Expenses	66.85%	66.85%	66.85%
Acquired Fund Fees and Expenses (Underlying Portfolios)(b)	0.07%	0.07%	0.07%
Total Fund Operating Expenses (Before Waiver)(c)	68.97%	69.72%	68.72%
Waiver and/or Expense Reimbursement(d)	(66.70)%	(66.70)%	(66.70)%
Net Expenses(e)	2.27%	3.02%	2.02%

Please refer to footnotes on next page.

Allstate ClearTarget 2010 Retirement Fund

	Operating Expenses
	Class GA	Class GC	Class GI
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Certificate Expense(a)	1.10%	1.10%	1.10%
Other Expenses	93.31%	93.31%	93.31%
Acquired Fund Fees and Expenses (Underlying Portfolios)(b)	0.08%	0.08%	0.08%
Total Fund Operating Expenses (Before Waiver)(c)	95.59%	96.34%	95.34%
Waiver and/or Expense Reimbursement(d)	(93.16)%	(93.16)%	(93.16)%
Net Expenses(e)	2.43%	3.18%	2.18%

Allstate ClearTarget 2015 Retirement Fund

	Operating Expenses
	Class GA	Class GC	Class GI
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Certificate Expense(a)	1.25%	1.25%	1.25%
Other Expenses	38.77%	38.77%	38.77%
Acquired Fund Fees and Expenses (Underlying Portfolios)(b)	0.08%	0.08%	0.08%
Total Fund Operating Expenses (Before Waiver)(c)	41.20%	41.95%	40.95%
Waiver and/or Expense Reimbursement(d)	(38.62)%	(38.62)%	(38.62)%
Net Expenses(e)	2.58%	3.33%	2.33%

(a)  The Certificate Expense is not an operating expense of the Fund and, as a result, will not affect the Fund's net asset value, but will be automatically redeemed from your account.

(b)  "Acquired Fund Fees and Expenses" are based upon the expected allocation of the Fund's assets among the Underlying Portfolios as of the date of this Prospectus. "Acquired Fund Fees and Expenses" will vary with the changes in the expenses of the Underlying Portfolios, as well as allocation of the Fund's assets, and may be higher or lower than those shown above.

(c)  Total Fund Operating Expenses (before waiver) do not correlate to the ratios of expenses to average net assets without fee waivers in the financial highlights tables, which reflect the operating expenses of the Funds and do not include acquired fund fees and expenses or certificate expenses. In addition, "Other Expenses" are based on estimates because financial statements for the initial fiscal year of each Fund report operating results for a period of less than six months.

(d)  Reflects the Adviser's contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Fund's operating expenses. The expense limitation agreement does not cover fees and expenses of the Underlying Portfolio or the expense of the Guaranteed Lifetime Income Certificate. This agreement extends through December 31, 2011. The Adviser may recoup the amount of any advisory fee waived or expense reimbursed within three years after the year in which the Adviser incurred the expense if the recoupment does not exceed the expense limitation.

(e)  Net expenses are the sum of a Fund's (1) direct net operating expenses which are capped at: 1.25%, 2.00% and 1.00% for Class GA, Class GC and Class GI shares, respectively; (2) the Certificate Expense: 0.95%, 1.10% and 1.25% for ClearTarget 2005 Fund, ClearTarget 2010 Fund and ClearTarget 2015 Fund, respectively; and (3) indirect Underlying Portfolio Expenses: 0.07%, 0.08%, 0.08% for ClearTarget 2005 Fund, ClearTarget 2010 Fund, and ClearTarget 2015 Fund, respectively.

The following replaces the similar tables in the section of the Prospectus captioned "Fees and Expenses of the Allstate Funds," subsection captioned "Examples" on page 7:

Allstate ClearTarget 2005 Retirement Fund*

	Examples
	Class GA	Class GC+	Class GC++	Class GI
After 1 year	$767	$405	$305	$205
After 3 years	1,220	933	933	634

Allstate ClearTarget 2010 Retirement Fund*

	Examples
	Class GA	Class GC+	Class GC++	Class GI
After 1 year	$783	$421	$321	$221
After 3 years	1,266	980	980	682

Allstate ClearTarget 2015 Retirement Fund*

	Examples
	Class GA	Class GC+	Class GC++	Class GI
After 1 year	$797	$436	$336	$236
After 3 years	1,308	1,024	1,024	727

*  These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Allstate Funds' expenses is in effect through December 31, 2011.

+   Assumes redemption at the end of the period.

++  Assumes no redemption at the end of the period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE